                                                                    EXHIBIT 99.3


             UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL DATA

The following unaudited pro forma condensed combining financial data are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of SPSS and Lexiquest and notes thereto included herein or incorporated by reference in this document.

              UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
                                DECEMBER 31, 2001


                                                          SPSS       LEXIQUEST S.A.
                                                       HISTORICAL      HISTORICAL                       PRO FORMA
                                                      DECEMBER 31,    DECEMBER 31,     PRO FORMA      DECEMBER 31,
                                                          2001            2001        ADJUSTMENTS         2001
                                                      -----------    --------------   -----------      -----------
ASSETS
Current assets:
 Cash and cash equivalents                              $ 21,400            486         (2,500)(a)         18,886
                                                                                          (500)(b)
 Marketable securities                                     9,792           --             --                9,792
 Accounts receivable, net of allowances                   50,086            790           --               50,876
 Inventories, net                                          3,217           --             --                3,217
 Deferred income taxes                                    22,200           --             --               22,200
 Prepaid expenses and other current assets                11,800            672           --               12,472
                                                         -------        -------        -------            -------
  Total current assets                                   118,495          1,948         (3,000)           117,443
                                                         -------        -------        -------            -------

Net property, equipment and leasehold improvements        33,382            810           --               34,192
Restricted cash                                            2,080           --             --                2,080
Capitalized software development cost, net of
 accumulated amortization                                 24,671           --             --               24,671
Goodwill and other intangible assets, net                 63,935              8             (8)(a)         69,072
                                                                                         4,637 (a)
                                                                                           500 (b)
Other assets                                               9,447            263           --                9,710
                                                         -------        -------        -------            -------
  Total assets                                           252,010          3,029          2,129            257,168
                                                         =======        =======        =======            =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Notes payable                                             1,175          1,325           --                2,500
 Accounts payable and other liabilities                   41,178          3,744           --               44,922
 Merger consideration                                      3,379           --             --                3,379
 Deferred revenues                                        47,145             89           --               47,234
                                                         -------        -------        -------            -------
  Total current liabilities                               92,877          5,158           --               98,035
                                                         -------        -------        -------            -------

 Merger consideration                                     21,587           --             --               21,587
 Other non-current liabilities                             3,776           --             --                3,776
                                                         -------        -------        -------            -------
  Total liabilities                                      118,240          5,158           --              123,398
                                                         =======        =======        =======            =======

 Minority interest                                           497           --             --                  497

Stockholders' Equity:
 Common stock                                                167          6,945         (6,945)(a)            167
 Additional paid-in-capital                              146,099         36,447        (36,447)(a)        146,099
 Accumulated other comprehensive income (loss)            (7,311)          (626)           626 (a)         (7,311)
 Retained earnings (accumulated deficit)                  (5,682)       (44,895)        44,895 (a)         (5,682)
                                                         -------        -------        -------            -------
  Total stockholders' equity                             133,273         (2,129)         2,129            133,273
                                                         -------        -------        -------            -------
  Total liabilities and stockholders' equity            $252,010          3,029          2,129            257,168
                                                         =======        =======        =======            =======


                  See accompanying notes to unaudited pro forma
                   condensed combining financial statements.

        UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

                                                                                                                         SPSS/
                                                                               SPSS/                                  NETGENESIS/
                                                                             NETGENESIS                              LEXIQUEST S.A.
                                      SPSS       NETGENESIS                  PRO FORMA   LEXIQUEST, S.A.               PRO FORMA
                                   HISTORICAL    HISTORICAL                   COMBINED     HISTORICAL                   COMBINED
                                   YEAR ENDED   PERIOD ENDED                 YEAR ENDED    YEAR ENDED                  YEAR ENDED
                                  DECEMBER 31,  DECEMBER 21,   PRO FORMA    DECEMBER 31,  DECEMBER 31,   PRO FORMA    DECEMBER 31,
                                      2001          2001      ADJUSTMENTS       2001          2001      ADJUSTMENTS       2001
                                --------------  ------------  -----------   ------------ -------------  -----------   -------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
 Analytical solutions              $  30,426          --          (743)(c)     29,683            --          --           29,683
 Market research                      30,350          --          --           30,350            --          --           30,350
 Statistics                           74,940          --          --           74,940            --          --           74,940
 ShowCase                             40,840          --          --           40,840            --          --           40,840
 NetGenesis                               --        13,292        (367)(c)     12,925            --          --           12,925
 LexiQuest                                --          --          --             --             1,781        --            1,781
                                   ---------       -------       -----       --------         -------     -------       --------
 Total revenues                      176,556        13,292      (1,110)       188,738           1,781        --          190,519
                                   ---------       -------       -----       --------         -------     -------       --------

Operating expenses:
 Cost of revenues                     19,835        10,222          (3)(c)     29,814           1,600        --           31,414
                                                                  (240)(d)
 Sales and marketing                 112,027        20,040        --          132,067           6,920        --          138,987
 Product development                  32,305         9,682        --           41,987           6,844        --           48,831
 General and administrative           13,580        13,078         (12)(c)     26,646           4,472         (95)(e)     31,023
 Special general and
  administrative charges              14,739          --          --           14,739            --          --           14,739
 Merger-related                       10,139         5,272        --           15,411            --          --           15,411
 Acquired in-process technology        2,288          --          --            2,288            --          --            2,288
                                   ---------       -------       -----       --------         -------     -------       --------
 Total operating expenses            204,913        58,294        (255)       262,952          19,836         (95)       282,693
                                   ---------       -------       -----       --------         -------     -------       --------
 Operating income (loss)             (28,357)      (45,002)       (855)       (74,214)        (18,055)         95        (92,174)
Other income (expense)                (1,221)        1,190        --              (31)            244        --              213
                                   ---------       -------       -----       --------         -------     -------       --------
 Income (loss) before income taxes   (29,578)      (43,812)       (855)       (74,245)        (17,811)         95        (91,961)
Income tax expense (benefit)          (7,986)          163        --           (7,823)           --          --           (7,823)
                                   ---------       -------       -----       --------         -------     -------       --------
Income (loss) before minority
 interest                            (21,592)      (43,975)       (855)       (66,422)        (17,811)         95        (84,138)
Minority interest                        360          --          --              360            --          --              360
                                   ---------       -------       -----       --------         -------     -------       --------
Net income (loss)                  $ (21,232)      (43,975)       (855)       (66,062)        (17,811)         95        (83,778)
                                   =========       =======       =====       ========         =======     =======       ========
Basic and diluted net income
 (loss) per share                  $   (1.52)                                   (4.07)          (0.35)                     (5.16)
                                   =========                                  =======         =======                    =======
Shares used in computing basic
  net income (loss) per share         13,927                                    16,227         50,177                     16,227
                                   =========                                  =======         =======                    =======

Diluted net income (loss)
  per share                        $   (1.52)                                   (4.07)          (0.35)                     (5.16)
                                   =========                                  =======         =======                    =======
Shares used in computing diluted
  net income (loss) per share         13,927                                   16,227          50,177                     16,227
                                   =========                                  =======         =======                    =======



See accompanying notes to the unaudited pro forma condensed combining financial statements.

1. BASIS OF PRESENTATION

   The unaudited pro forma condensed balance sheet as of December 31, 2001 gives effect to the acquisition of LexiQuest S.A. (LexiQuest). The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 combine the consolidated statements of SPSS and LexiQuest for the fiscal year ending December 31, 2001 and NetGenesis for the period from January 1, 2001 through December 21, 2001 (the date NetGenesis was acquired by SPSS). The unaudited pro forma condensed combined statements of operations are not necessarily indicative of results that would have occurred had the acquisitions of NetGenesis and LexiQuest been consummated at the beginning of the period presented or results that may be attained in the future.

   The following summarizes information concerning the purchase price allocation for the acquisition of NetGenesis and estimated purchase price allocation for the acquisition of LexiQuest.


                                            Fair value of                 Goodwill
                                             tangible net                 and other
Company            Purchase price        assets (liabilities)         intangible assets
-------            --------------        --------------------         -----------------
NetGenesis            $43,269,000              $24,374,000               $18,895,000
LexiQuest               3,000,000               (2,137,000)                5,137,000

   The purchase price of NetGenesis includes approximately $3,000,000 in purchase costs. The LexiQuest purchase price includes acquisition costs of $500,000.

   In the merger between SPSS and NetGenesis, SPSS issued approximately 2,300,000 shares of SPSS common stock, plus additional shares reflecting exercises of NetGenesis options. Additionally, all outstanding options to purchase NetGenesis common stock converted at the same conversion rate applied to the outstanding NetGenesis common stock, to options to purchase SPSS common stock. The assumed fair value of SPSS common stock for purchase accounting purposes was $17.06, which represented the average of SPSS's closing price on the first day the agreed upon terms of the merger were announced by SPSS (October 29, 2001) and the three business days before and after the announcement date.

   SPSS entered into an agreement to acquire LexiQuest on February 6, 2002. The agreement to acquire LexiQuest was amended on March 16, 2002. The merger between SPSS and LexiQuest consists of guaranteed and contingent components. The guaranteed portion of the purchase consisted of $2,500,000 in cash. The contingent component will depend on the contribution generated by the LexiQuest assets during the subsequent fiscal year. The contingent payments, which are capped at $1,500,000 if fully earned, may be paid at SPSS's option in cash or shares. The contingent component has not been included in the estimated purchase price as the ultimate payment of the contingent payment is not determinable beyond reasonable doubt.

   The effects of the merger have been presented using the purchase method of accounting. Accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based upon management's best preliminary estimate of fair value with any excess purchase price being allocated to goodwill and intangible assets. The preliminary allocation of the purchase price may be subject to further adjustments as SPSS finalizes its allocation of the purchase price in accordance with accounting principles generally accepted in the United States of America. The pro forma adjustments related to the purchase price allocation of the acquisition represent management's best estimate of the effect of this transaction.

2. PRO FORMA BALANCE SHEET ADJUSTMENTS

   (a) Reflects the purchase price of $2,500,000 and the elimination of LexiQuest equity in consolidation. All options and warrants which were vested as of the acquisition date were not "in-the-money" and therefore were not included in the purchase price. Also reflects the elimination of LexiQuest goodwill of $8,000 and the establishment by SPSS of goodwill and other intangible assets of $5,137,000 which represents the purchase price in excess of estimated fair value of LexiQuest tangible net liabilities at December 31, 2001.

   (b) Reflects SPSS's estimated acquisition costs of $500,000.

3. PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS - NETGENESIS

   (a) Product revenues have been adjusted to reflect the sale, during 2000 and 2001, of software to NetGenesis. The sales price of the software for revenue recognized in 2001 was approximately $755,000, while revenues recorded approximated $743,000. The corresponding cost of revenues and general and administrative expenses incurred in 2001 were also eliminated. In addition, product revenues have also been adjusted to reflect the sale, during 2001, of software to SPSS. The sales price of the software was approximately $435,000, with revenues approximating $367,000.

   (b) Selling, general and administrative expenses have been adjusted to eliminate the historical amortization of intangibles assets recorded by NetGenesis. Under the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, the purchase price of NetGenesis was allocated between net tangible assets, goodwill and other intangible assets.

   For the purposes of the unaudited pro forma condensed combining statement of operations, no income tax benefit has been reflected related to losses incurred by NetGenesis, as the ultimate realization of such benefits is not more likely than not.

4. PRO FORMA STATEMENT OF OPERATIONS - LEXIQUEST

   (a) Amortization of goodwill and other intangibles have been adjusted to eliminate the historical amortization of intangibles assets recorded by LexiQuest. Under the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, the purchase price of LexiQuest will be allocated between net tangible liabilities, goodwill and other intangible assets. For purposes of the pro forma condensed combined statement operations, the excess purchase price is considered to be goodwill and intangible assets with indefinite lives and therefore is not amortizable.

   If the excess purchase price over the estimated fair values of the net tangible liabilities of LexiQuest was allocated to intangible assets with an estimated useful life of three years, the pro forma statement of operations would have included amortization of expense of $1,641,000 for the year ended December 31, 2001.

   For the purposes of the unaudited pro forma condensed combining statement of operations, no income tax benefit has been reflected related to losses incurred by LexiQuest, as the ultimate realization of such benefits is not more likely than not.